Exhibit 10.18

2005 OPTION PLAN

OF

SAFETY PRODUCTS HOLDINGS, INC.

Safety Products Holdings, Inc., a Delaware corporation (the “Company”), hereby adopts this 2005 Option Plan of Safety Products Holdings, Inc. The purposes of this Plan are as follows:

(1)           To further the growth, development and financial success of the Company and its Subsidiaries (as defined herein), by providing additional incentives to Employees, Consultants and Independent Directors (as such terms are defined below) of the Company and its Subsidiaries who have been or will be given responsibility for the management or administration of the Company’s (or one of its Subsidiaries’) business affairs, by assisting them to become owners of Common Stock (as defined herein), thereby benefiting directly from the growth, development and financial success of the Company and its Subsidiaries.

(2)           To enable the Company (and its Subsidiaries) to obtain and retain the services of the type of professional, technical and managerial Employees, Consultants and Independent Directors considered essential to the long-range success of the Company (and its Subsidiaries) by providing and offering them an opportunity to become owners of Common Stock under non-qualified Options (as defined herein).

ARTICLE I.

DEFINITIONS

Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.  The singular pronoun shall include the plural where the context so indicates.

Section 1.1        “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act.

Section 1.2        “Board” shall mean the Board of Directors of the Company.

Section 1.3        “Code” shall mean the Internal Revenue Code of 1986, as amended.

Section 1.4        “Committee” shall mean the Committee appointed as provided in Section 6.1.

Section 1.5        “Common Stock” shall mean the common stock, par value $0.01 per share, of the Company.

Section 1.6        “Company” shall mean Safety Products Holdings, Inc., a Delaware corporation.

Section 1.7        “Consultant” shall mean any consultant or adviser if:  (a) the consultant or adviser renders bona fide services to the Company or a Subsidiary; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-

raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company or a Subsidiary to render such services.

Section 1.8        “Corporate Event” shall mean, as determined by the Committee (or by the Board, in the case of Options granted to Independent Directors) in its sole discretion, any transaction or event described in Section 7.1(a) or any unusual or nonrecurring transaction or event affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate of the Company, or any change in applicable laws, regulations, or accounting principles.

Section 1.9        “Director” shall mean a member of the Board.

Section 1.10      “Eligible Representative” for an Optionee shall mean such Optionee’s personal representative or such other person as is empowered as the disabled Optionee’s personal representative or under the deceased Optionee’s will or the then applicable laws of descent and distribution to represent the Optionee hereunder.

Section 1.11      “Employee” shall mean, with respect to any entity, any employee of such entity (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code).

Section 1.12      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Section 1.13      “Fair Market Value” of a share of Common Stock as of a given date shall be:

(a)       If the Common Stock is listed on one or more National Securities Exchanges (within the meaning of the Exchange Act), each share of Common Stock to be repurchased shall be valued at the closing price of a share of Common Stock on the principal exchange on which the shares are then trading on the most recent trading day preceding such date of determination;

(b)      If the Common Stock is not traded on a National Securities Exchange but is quoted on Nasdaq or a successor quotation system and the Common Stock is listed as a National Market Issue under the NASD National Market System, each share of Common Stock to be repurchased shall be valued at the mean between the closing representative bid and asked prices for a share of Common Stock on the most recent trading day preceding such date of determination as reported by Nasdaq or such successor quotation system; or

(c)       If the Common Stock is not publicly traded on a National Securities Exchange and is not quoted on Nasdaq or a successor quotation system, the Fair Market Value of the Common Stock to be repurchased shall be determined in good faith by the Board, without regard to minority discounts, and with reference to the most recent valuation of the Common Stock and performed annually by an independent valuation consultant or appraiser of nationally recognized standing (which may be the Company’s independent accounting firm) (the “Company Appraiser”) to be initially selected by the mutual agreement of the Board and

Majority Holders and ratified annually by the Board (provided, that if such independent valuation consultant or appraiser is not ratified by the Board, the appointment of a new independent valuation consultant or appraiser shall be selected by the mutual agreement of the Board and Majority Holders) and with such adjustment to the appraisal by said Company Appraiser to the date of the exercise of the Call Right, Put Right or Involuntary Transfer Repurchase Right, as applicable as the Board, acting in good faith, deems appropriate.  Such determination shall be binding on the Management Stockholder unless such Management Stockholder (A) holds at the time of exercise of the Call Right, Put Right or Involuntary Repurchase Right, as applicable, Shares with an aggregate Fair Market Value reasonably likely to be in excess of $500,000 and (B) delivers a written notice to the Company within ten (10) business days after delivery of a determination of Fair Market Value by the Company Appraiser that he or she objects to such valuation (an “Objection Notice”) along with the name of an independent valuation consultant or appraiser of nationally recognized standing (the “Management Appraiser”) that shall conduct an independent appraisal of such Management Stockholder’s Shares.  The determination of Fair Market Value by such Management Appraiser shall be made within thirty (30) days after delivery of the Objection Notice.  In the event that the difference between the Fair Market Value determined by each of the Company Appraiser and the Management Appraiser is greater than five percent (5%), a disinterested appraiser (which shall be an independent valuation consultant or appraiser of nationally recognized standing) mutually selected by the Company Appraiser and the Management Appraiser (the “Mutual Appraiser”) shall determine the Fair Market Value, the fees and expenses of which appraisal shall be paid as follows: (x) in the event that the determination of Fair Market Value by the Mutual Appraiser results in a Fair Market Value more than 105% of the Fair Market Value initially determined by the Company Appraiser, all fees and expenses of the Mutual Appraiser and the Management Appraiser shall be borne by the Company and (y) in the event that the determination of Fair Market Value by the Mutual Appraiser results in a Fair Market Value less than or equal to 105% of the Fair Market Value initially determined by the Company Appraiser, all fees and expenses of the Mutual Appraiser and the Management Appraiser shall be borne by the Management Stockholder.  Any selection of a Mutual Appraiser shall be made in good faith within ten (10) business days after the determination of Fair Market Value by the Management Appraiser and any determination of Fair Market Value by the Mutual Appraiser shall be made within thirty (30) days of the date of selection.  In furtherance of the foregoing, the Company agrees to provide each of the Management Appraiser and the Mutual Appraiser with reasonable access during normal business hours and upon reasonable notice to the books and records of the Company that are reasonably necessary to the conduct of such appraiser’s valuation.

Section 1.14      “Incentive Stock Option” shall mean an Option granted to an Employee of the Company that conforms to the applicable provisions of Section 422 of the Code and that is designated as an Incentive Stock Option by the Committee.

Section 1.15      “Independent Director” shall mean a member of the Board who is not an Employee of the Company or any of its Subsidiaries.

Section 1.16      “Initial Public Offering” shall mean the first issuance by the Company of any class of common equity securities that is required to be registered (other than on a Form S-8) under the Securities Act.

Section 1.17      “Management Stockholders Agreement” shall mean the agreement by and between the Optionee, the Company, Odyssey Investment Partners Fund III, LP, a Delaware limited partnership and certain other stockholders which contains certain restrictions and limitations applicable to the shares of Common Stock acquired upon Option exercise (and/or to other shares of Common Stock, if any, held by the Optionee during the term of such agreement).

Section 1.18      “Non-Qualified Option” shall mean an Option which is not an Incentive Stock Option.

Section 1.19      “Officer” shall mean an officer of the Company, as defined in Rule 16a-l(f) under the Exchange Act, as such rule may be amended from time to time.

Section 1.20      “Option” shall mean an option granted under the Plan to purchase Common Stock.  Subject to Section 3.2, an Option shall, as determined by the Committee, be either an Incentive Stock Option or a Non-Qualified Option.

Section 1.21      “Option Agreement” shall have the meaning set forth in Section 4.1.

Section 1.22      “Optionee” shall mean an Employee, Consultant or Independent Director to whom an Option is granted under the Plan.

Section 1.23      “Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

Section 1.24      “Plan” shall mean the 2005 Option Plan of Safety Products Holdings, Inc.,  as amended from time to time.

Section 1.25      “Rule 16b-3” shall mean that certain Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

Section 1.26      “Securities Act” shall mean the Securities Act of 1933, as amended.

Section 1.27      “Subsidiary” of any entity shall mean any corporation in an unbroken chain of corporations beginning with such entity if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.28      “Termination of Consultancy” shall mean the time when the engagement of an Optionee as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding a termination where there is a simultaneous commencement of employment with the Company or any Subsidiary.  The Committee, in the good faith exercise of its sole discretion, and subject to any consulting agreement in effect between Optionee and the Company (or one of its Subsidiaries) shall determine the effect under this Plan of of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for Cause as defined in Optionee’s Option Agreement.

Section 1.29      “Termination of Directorship” shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including but not by way of limitation, a termination by resignation, failure to be elected or appointed, death or retirement.  The Board, in the good faith exercise of its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship.

Section 1.30      “Termination of Employment” shall mean the time when the employee-employer relationship between an Optionee and the Company or one of its subsidiaries is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, disability, death or retirement, but excluding a termination where there is a simultaneous reemployment by the Company or one of its subsidiaries.  The Committee or the Board shall determine, in the first instance (with it being understood and agreed that such Optionee may challenge such determination), the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under Section 422(a)(2) of the Code.

ARTICLE II.

SHARES SUBJECT TO PLAN

Section 2.1        Shares Subject to Plan.  The shares of stock subject to Options shall be shares of Common Stock. Subject to Section 7.1, the aggregate number of such shares which may be issued upon exercise of Options or otherwise under the Plan shall not exceed the 207,000 shares reserved for issuance to certain management stockholders pursuant to the Management Subscription Agreement (as that term is defined in the Recitals to the Management Stockholders Agreement) plus 1,286,631 shares (equal to 10.5% of the total number of fully diluted outstanding shares of Common Stock of the Company) which shall be reserved for issuance upon exercise of Options granted to Employees and Consultants performing the functions of an Employee.

Section 2.2        Unexercised Options.  If any Option (or portion thereof) expires or is canceled without having been fully exercised, the number of shares of Common Stock subject to such unexercised Option (or the unexercised  portion thereof) may again be optioned hereunder, subject to the limitations of Section 2.1.

ARTICLE III.

GRANTING OF OPTIONS

Section 3.1        Eligibility.  Subject to Section 3.2, any (a) Employee of the Company or one of its Subsidiaries; (b) Consultant; or (c) Independent Director shall be eligible to be granted Options.

Section 3.2        Qualification of Incentive Stock Options.  Notwithstanding Section 3.1, no Incentive Stock Option shall be granted to any person who is not an Employee of the Company or one of its Subsidiaries.

Section 3.3        Granting of Options to Employees and Consultants

(a)       The Committee shall from time to time:

(i)            Select from among the Employees and Consultants of the Company and any of its Subsidiaries (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options;

(ii)           Determine the number of shares of Common Stock to be subject to such Options granted to such Employees and Consultants and, subject to Section 3.2, determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

(iii)          Determine the terms and conditions of such Options, consistent with the Plan.

(b)      Upon the selection of an Employee or Consultant of the Company or any of its Subsidiaries to be granted an Option pursuant to Section 3.3(a), the Committee shall instruct the corporate secretary or another authorized Officer of the Company to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate.  Without limiting the generality of the preceding sentence, the Committee may require as a condition to the grant of an Option to such an Employee or Consultant that such Employee or Consultant surrender for cancellation some or all of the unexercised Options which have been previously granted to him or her.  An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, period of exercisability or any other term or condition of the surrendered Option.

Section 3.4        Granting of Option to Independent Directors

(a)       The Board shall from time to time:

(i)            Select from among the Independent Directors (including those to whom Options have previously been granted under the Plan) such of them as in its opinion should be granted Options;

(ii)           Determine the number of shares of Common Stock to be subject to such Options granted to such selected Independent Directors; and

(iii)          Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that all Options granted to Independent Directors shall be Non-Qualified Options.

(b)      Upon the selection of an Independent Director to be granted an Option pursuant to Section 3.4(a), the Board shall instruct the corporate secretary or another authorized Officer of the Company to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate.  Without limiting the generality of the preceding sentence, the Board may require as a condition to the grant of an Option to an Independent Director that the Independent Director surrender for cancellation some or all of the unexercised Options which have been previously granted to him or her.  An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Board deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, period of exercisability or any other term or condition of the surrendered Option.

ARTICLE IV.

TERMS OF OPTIONS

Section 4.1        Option Agreement.  Each Option shall be evidenced by a written Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with the Plan.  Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as “incentive stock options” within the meaning of Section 422 of the Code.

Section 4.2        Exercisability of Options

(a)       Each Option shall become exercisable according to the terms of the applicable Option Agreement; provided, however, that by a resolution adopted after an Option is granted the Committee (or the Board, in the case of Options granted to Independent Directors) may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised.

(b)      Except as otherwise provided in the applicable Option Agreement, no portion of an Option which is unexercisable at Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable, shall thereafter become exercisable.

(c)       To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Subsidiary thereof) exceeds $100,000, such options shall be treated and taxable as Non-Qualified Options.  The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted, and the stock issued upon exercise of options shall designate whether such stock was acquired upon exercise of an Incentive Stock Option.  For purposes of these rules, the Fair Market Value of stock shall be determined as of the date of grant of the Option granted with respect to such stock.

Section 4.3        Option Price  The price of the shares subject to each Option shall be set by the Committee (or the Board, in the case of Options granted to Independent Directors); provided, however, that in the case of an Incentive Stock Option, the price per share shall be not less than 100% of the Fair Market Value of such shares on the date such Option is granted; and provided, further, that in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, the price per share shall not be less than 110% of the Fair Market Value of such shares on the date such Incentive Stock Option is granted.

Section 4.4        Expiration of Options.  No Option may be exercised to any extent by anyone after the first to occur of the following events:

(a)       The expiration of ten years from the date the Option was granted; or

(b)      With respect to an Incentive Stock Option in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, the expiration of five years from the date the Incentive Stock Option was granted.

Section 4.5        At-Will Employment.  Nothing in the Plan or in any Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Optionee and the Company or any Subsidiary.

ARTICLE V.

EXERCISE OF OPTIONS

Section 5.1        Person Eligible to Exercise.  During the lifetime of the Optionee, only he or she may exercise an Option (or any portion thereof); provided, however, that the Optionee’s Eligible Representative may exercise such Optionee’s Option during the period of his or her disability (as defined in Section 22(e)(3) of the Code) notwithstanding that an Option so exercised may not qualify as an Incentive Stock Option, despite having been granted as an Incentive Stock Option.  After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option Agreement, be exercised by his or her Eligible Representative.

Section 5.2        Partial Exercise.  At any time and from time to time prior to the time when the Option becomes unexercisable under the Plan or the applicable Option Agreement, the exercisable portion of an Option may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may, by the terms of the Option, require any partial exercise to exceed a specified minimum number of shares.

Section 5.3        Manner of Exercise.  An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the corporate secretary of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Option Agreement:

(a)       Notice in writing signed by the Optionee or his or her Eligible Representative, stating that such Option or portion is exercised, and specifically stating the number of shares with respect to which the Option is being exercised;

(b)      A copy of the Management Stockholders Agreement signed by the Optionee or Eligible Representative, as applicable;

(c)       Full payment for the shares with respect to which such Option or portion is thereby exercised:

(i)            In cash or by personal, certified, or bank cashier check; or

(ii)           With the consent of the Committee (or the Board, in the case of Options to Independent Directors) which consent shall not be unreasonably withheld, (A) shares of Common Stock which have been owned by the Optionee for at least six months duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (B) except with respect to Incentive Stock Options, shares of the Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; (C) following an Initial Public Offering, delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (D) any combination of the consideration listed in this subsection (c);

(d)      The payment to the Company (in cash or by personal, certified or bank cashier check or by any other means of payment approved by the Committee) of all amounts necessary to satisfy any and all federal, state and local tax withholding requirements arising in connection with the exercise of the Option;

(e)       Such customary representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors) deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act, Exchange Act and any other federal or state securities laws or regulations.  The Committee (or the Board, in the case of Options granted to Independent Directors) may, in the good faith exercise of its sole discretion, also take whatever additional actions it determines to be necessary or appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

(f)       In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

(g)      Conditions to Issuance of Stock Certificates.  The shares of Common Stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company.  A certificate of shares will be delivered to the Optionee at the Company’s principal place of business within thirty days of receipt by the Company of the written notice and payment, and satisfaction of the conditions of this Section 5.3 unless an earlier date is agreed upon.

Section 5.4        Rights as Stockholders.  The holder of an Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until such holder has satisfied the conditions specified in Section 5.3.

Section 5.5        Transfer Restrictions.  Shares acquired upon exercise of an Option shall be subject to the terms and conditions of the Management Stockholders Agreement.  In addition, the Committee (or the Board, in the case of Options granted to Independent Directors), in the good faith exercise of its sole discretion, may impose further restrictions on the transferability of the shares purchasable upon the exercise of an Option as it determines to be necessary or appropriate.  Any such restriction shall be set forth in the respective Option Agreement and may be referred to on the certificates evidencing such shares.  The Committee may require an Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee.  The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement.

ARTICLE VI.

ADMINISTRATION

Section 6.1        Committee.  Prior to an Initial Public Offering, unless and until the Board delegates administration of the Plan to the Compensation Committee of the Board, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board.  Following an Initial Public Offering, if any, the full Board shall administer the Plan unless and until there is appointed a Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) that shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code.  Appointment of Committee members shall be effective upon acceptance of appointment.  Committee members may resign at any time by delivering written notice to the Board.  Vacancies in the Committee may be filled by the Board in its sole discretion.  Prior to an Initial Public Offering, any action required or permitted to be taken by the Committee hereunder or under any Option Agreement may be taken by the Board.

Section 6.2        Delegation of Authority.  The Committee may, but need not, from time to time delegate some or all of its authority to grant Options under the Plan to a committee or subcommittee consisting of one or more members of the Committee or of one or more Officers of the Company; provided, however, that the Committee may not delegate its authority to grant Options to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) whose compensation the Committee determines is, or may become, subject to the deduction limitations set forth in Section 162(m) of the Code or (c) who are Officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 6.2 shall serve in such capacity at the pleasure of the Committee.

Section 6.3        Duties and Powers of the Committee.  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions.  The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.  Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors.  Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the terms and conditions applicable to “incentive stock options” within the meaning of Section 422 of the Code.  All determinations and decisions made by the Committee in the good faith exercise of its sole discretion under any provision of the Plan or of any Option granted thereunder shall be final, conclusive and binding on all persons.  In any instance under this Plan is which the interpretation or construction of the Management Stockholders Agreement is requried, such interpretation or construction shall be performed by the Board in the good faith exercise of its discretion.

Section 6.4        Compensation, Professional Assistance, Good Faith Actions.  The members of the Committee shall receive such compensation, if any, for their services hereunder as may be determined by the Board.  All expenses and liabilities incurred by the members of the Committee or the Board in connection with the administration of the Plan shall be borne by the Company.  The Committee or the Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons.  The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.  All actions taken and all interpretations and determinations made by the Committee and the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons.  No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

ARTICLE VII.

OTHER PROVISIONS

Section 7.1        Changes in Common Stock; Disposition of Assets and Corporate Events

(a)       Subject to Section 7.1(d), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee’s sole discretion (or in the case of Options granted to Independent Directors, the Board’s sole discretion), affects the Common Stock such that an adjustment is determined by the Committee (or the Board, in the case of Options granted to Independent Directors) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may in the good faith exercise of its sole discretion determine to be equitable, adjust any or all of:

(i)            The number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued);

(ii)           The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options;

(iii)          The exercise price with respect to any outstanding Option; and

(iv)          The financial or other “targets” specified in each Option Agreement for determining the exercisability of Options.

(b)      Subject to Section 7.1(d) and the terms of outstanding Option Agreements and the applicable terms, if any, of (i) any written employment agreement between an Optionee and the Company or any of its Subsidiaries and (ii) the Management Stockholders Agreement, upon the occurrence of a Corporate Event, the Committee (or the Board, in the case of options granted to Independent Directors), in the good faith exercise of its sole discretion, is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is necessary or appropriate to prevent dilution or unintended enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under this Plan, to facilitate such Corporate Event or to give effect to such changes in laws, regulations or principles, provided that, in the good faith exercise of its discretion, the Committee or the Board, as applicable, shall apply the authority granted below in such fashion as cannot reasonably be construed to deprive any Optionee of any vested benefit hereunder, nor to deprive any Optionee of the reasonable opportunity to earn any unvested benefit provided hereunder without substituting therefor a benefit or benefit opportunity, as applicable, that is reasonably expected to provide comparable benefits and benefit opportunities to the Optionees affected:

(i)            The Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the applicable Option Agreement or by action taken prior to the occurrence of such Corporate Event and either automatically or upon the Optionee’s request, for either the purchase of any such Option for an amount of cash, securities, or other property equal to the amount that could have been attained upon the exercise of the vested portion of such Option (and such additional portion of the Option as the Board or Committee may determine) immediately prior to the occurrence of such transaction or event, or the replacement of such vested (and other) portion of such Option with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in the good faith exercise of its sole discretion;

(ii)           The Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the applicable Option Agreement or by action taken prior to the occurrence of such Corporate Event, that the Option (or any portion thereof) cannot be exercised after such event;

(iii)          The Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the applicable Option Agreement or by action taken prior to the occurrence of such Corporate Event, that for a specified period of time prior to such Corporate Event, such Option shall be exercisable as to all shares covered thereby or a specified portion of such shares, notwithstanding anything to the contrary in this Plan or the applicable Option Agreement;

(iv)          The Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the applicable Option Agreement or by action taken prior to the occurrence of such Corporate Event, that upon such event, such Option (or any portion thereof) be assumed by the successor or survivor corporation, or a parent or subsidiary thereof (including without limitation any common parent of the Company and any other company or companies), or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof (including without limitation any common parent of the Company and any other company or companies), with appropriate adjustments as to the number and kind of shares and prices; and

(v)           The Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options (or any portion thereof) and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding Options and Options which may be granted in the future.

(c)       Subject to Section 7.1(d), the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its sole discretion, include such further provisions and limitations in any Option Agreement as it may deem equitable and in the best interests of the Company and its Affiliates.

(d)      With respect to Incentive Stock Options, no adjustment or action described in this Section 7.1 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or any successor provisions thereto, unless the Committee determines that the Plan and/or the Options are not to comply with Section 422(b)(1) of the Code. The number of shares of

Common Stock subject to any Option shall always be rounded up to the next higher whole number.

Section 7.2        Options Not Transferable.  No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.2 shall prevent transfers by will or by the applicable laws of descent and distribution or the exercise of such Option by the Optionee’s personal representative upon the Optionee’s disability.

Section 7.3        Amendment, Suspension or Termination of the Plan.  The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee.  However, without stockholder approval within 12 months before or after such action no action of the Board or the Committee may, except as provided in Section 7.1, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, reduce the minimum Option price requirements of Section 4.3(a), or extend the limit imposed in this Section 7.3 on the period during which options may be granted.  Except as provided by Section 7.1, neither the amendment, suspension nor termination of the Plan or any outstanding Option shall, without the consent of the holder of the Option, adversely affect the rights of an Optionee with respect to an Option previously granted.  Notwithstanding the foregoing, the Committee may amend the Plan or any outstanding Option without the consent of the Optionee to the extent it deems appropriate; provided however, that in the case of amendments adverse to the Optionee, the Committee must obtain the Optionee’s consent to any such amendment, provided however, that such consent shall not be required if, as determined by the Committee in the good faith exercise of its sole discretion, such amendment is required to either: (a) comply with applicable laws; (b) prevent the Optionee from being subject to any excise tax or penalty under Section 409A.  No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of ten years from the date the Plan is adopted by the Board.

Section 7.4        Effect of Plan Upon Other Option and Compensation Plans.  The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate.  Nothing in this Plan shall be construed to limit the right of the Company or any Affiliate (a) to establish any other forms of incentives or compensation for directors or employees of the Company (or any Affiliate); or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.5        Approval of Plan by Stockholders.  This Plan will be submitted for the approval of the Company’s stockholders within 12 months after the date of the Board’s initial adoption of this Plan.  No Option may be exercised to any extent by anyone unless and until the

Plan is so approved by the stockholders, and if such approval has not been obtained by the end of said 12-month period, the Plan and all Options theretofore granted shall thereupon be canceled and become null and void.

Section 7.6        Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 7.7        Conformity to Securities Laws.  The Plan is intended to conform to the extent necessary with all provisions of (a) the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder; and (b) any applicable state and local securities laws and any and all regulations and rules promulgated by any applicable state or local regulatory authority thereunder, in each case to the extent the Company or any Optionee is subject to the provisions thereof.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 7.8        Governing Law.  To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof, or principles of conflicts of law of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 7.9        Severability.  In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

*  *  *  *  *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Safety Products Holdings, Inc. as of July 18, 2005.

Executed as of                      , 2005.

Officer